SUBSCRIPTION AGREEMENT

TO:               MIRAVANT MEDICAL TECHNOLOGIES (the "Corporation")

1. The undersigned hereby irrevocably subscribes for and agrees to purchase, subject to the terms and conditions of this Subscription Agreement, 58,909 common shares in the capital of the Corporation (the "Purchased Securities") for an aggregate consideration of $2,000,000 (U.S.), representing a subscription price of $33.95 (U.S.) per Purchased Security.

2. By executing this Subscription Agreement, the undersigned represents, warrants and covenants to the Corporation (and acknowledges that the Corporation and its counsel are relying thereon) that:

     (a) the issue and sale of the Purchased Securities to it or, if applicable, to any purchaser on whose behalf it is contracting hereunder, is being made in reliance upon exemptions from the requirements as to the involvement of a registered dealer, the filing of a prospectus and the delivery of an offering memorandum as set out in securities legislation in British Columbia relating to the sale of the Purchased Securities;

     (b) the Purchased Securities will be subject to certain resale restrictions under applicable securities laws and that the undersigned agrees to comply with such restrictions. The undersigned also acknowledges that it has been independently advised with respect to applicable resale restrictions, that no representation has been made to it by or on behalf of the Corporation with respect thereto and that it is solely responsible for complying with such restrictions (and the Corporation is not in any manner responsible for ensuring such compliance);

     (c) it is aware of the characteristics of the Purchased Securities, the risks relating to an investment therein and of the fact that it will not be able to resell the Purchased Securities except in accordance with limited exemptions under applicable securities legislation and regulatory policy;

     (d) it has not received, nor has it requested, nor does it have any need to receive, any offering memorandum, or any other document (other than financial statements, interim financial statements or any other document, other than an offering memorandum, the content of which is prescribed by statute or regulation) describing the business and affairs of the Corporation which has been prepared for delivery to, and review by, prospective purchasers in order to assist it in making an investment decision in respect of the Purchased Securities and it is not aware of any advertisement in printed media of general and regular paid circulation, radio or television with respect to the distribution of the Purchased Securities;

     (e) it is a British Columbia corporation whose principal place of business is in British Columbia, and at which this investment decision was made;

     (f) it is purchasing the Purchased Securities as principal for its own account, not for the benefit of any other person, and not with a view to the resale or distribution of the Purchased Securities;

     (g) it has an aggregate acquisition cost of purchasing the Purchased Securities of not less than $97,000;

     (h) it has not been formed solely or primarily for the purpose of purchasing the Purchased Securities pursuant to exemptions from the prospectus and/or registration requirements of applicable securities legislation;

     (i) it will not resell or otherwise transfer or dispose of any of the Purchased Securities except in accordance with the provisions of all applicable securities laws;

     (j) it has been afforded with full access to all relevant financial, technical, operational and corporate information relating to the Corporation and the Purchased Securities, has been afforded an opportunity to ask such questions of the Corporation's officers, employees, agents, accountants and representatives concerning the foregoing and all other relevant matters as it has deemed necessary or desirable, has been given all such information that has been requested in order to assess and evaluate the Purchased Securities and the merits and the risks of the transactions contemplated herein, and, as a result, has acquired sufficient information concerning the Corporation to make an informed and knowledgeable decision with respect to the purchase of the Purchased Securities;

     (k) this Subscription Agreement has been duly and validly authorized, executed and delivered by and constitutes a legal, valid, binding and enforceable obligation of the undersigned;

     (l) it has such knowledge and experience in financial and business affairs as to be capable of evaluating the merits and risks of its investment in the Purchased Securities and is able to bear the economic risk of loss of its investment;

     (m) if required by applicable securities legislation, policy or order or securities commission, stock exchange or other regulatory authority, the undersigned will execute, deliver, file and otherwise assist the Corporation in filing, such reports, undertakings, forms and other documents with respect to the issue of the Purchased Securities as may be required by any securities commission, stock exchange or other regulatory authority;

     (n) the Purchased Securities are not being purchased by the undersigned as a result of any material information concerning the Corporation that has not been publicly disclosed and the undersigned's decision to tender this offer and acquire the Purchased Securities has not been made as a result of any verbal or written representation as to fact or otherwise made by or on behalf of the Corporation or any other person and is based entirely upon currently available public information concerning the Corporation;

     (o) it understands that the Purchased Securities have not been and will not be registered under the U.S. Securities Act or any state securities law, and that the sale contemplated hereby is being made in reliance on Rule 506 of Regulation D under the U.S. Securities Act ("Regulation D");

     (p)  it is an "accredited investor" as defined in Rule 501(a) of Regulation
          D;

     (q) if it decides to offer, sell or otherwise transfer the Purchased Securities, such securities may be offered, sold or otherwise transferred only (i) to the Corporation, (ii) outside the United States in accordance with Rule 904 of Regulation S under the U.S. Securities Act, or (iii) inside the United States in accordance with
          (A) Rule 144A under the U.S. Securities Act to a person who the seller reasonably believes is a Qualified Institutional Buyer (as defined in Rule 144A) that is purchasing for its own account or for the account of a Qualified Institutional Buyer to whom notice is given that the offer, sale or transfer is being made in reliance on Rule 144A, (B) the exemption from registration under the U.S. Securities Act provided by Rule 144 thereunder, if applicable, or (C) with the prior written consent of the Corporation, another exemption from registration under the U.S. Securities Act.

     (r) all certificates representing the Purchased Securities, as well as all certificates issued in exchange for or in substitution of the foregoing securities, will bear a legend to the following effect:

               THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT"), THE HOLDER HEREOF, BY PURCHASING SUCH
               SECURITIES,   AGREES  FOR  THE   BENEFIT  OF   MIRAVANT   MEDICAL
               TECHNOLOGIES THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO MIRAVANT MEDICAL TECHNOLOGIES,
               (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT, OR (C) INSIDE THE UNITED STATES IN ACCORDANCE WITH (1) RULE 144A UNDER THE U.S. SECURITIES ACT TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A) THAT IS PURCHASING FOR HIS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE OFFER, SALE OR TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (2) THE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, OR (3) WITH THE PRIOR WRITTEN CONSENT OF MIRAVANT MEDICAL TECHNOLOGIES, ANOTHER EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT."

          provided that the legend shall be removed at any time after the first anniversary of the date of issue of the Purchased Securities, upon request by the holder of such securities;

     (s) it understands and acknowledges that the Corporation may instruct its registrar and transfer agent not to record a transfer without first being notified by the Corporation that it is satisfied that such transfer is exempt from or not subject to registration under the U.S. Securities Act; and

     (t) it acknowledges that, pursuant to British Columbia Securities Commission Blanket Order BOR#95/17, an initial trade report in the prescribed form in respect of the resale of the Purchased Securities must be filed within 10 days of the initial trade of such securities and where the undersigned has filed such an initial trade report, the undersigned is not required to file a further report in respect of additional trades of Purchased Securities acquired on the same date and under the same exemption as the Purchased Securities that are the subject of the initial trade report.

     The undersigned acknowledges that the foregoing representations and warranties are made by it with the intent that they may be relied upon in determining the undersigned's eligibility to subscribe for and purchase the Purchased Securities hereunder. The undersigned further agrees that, by accepting the Purchased Securities on the Closing Date, it shall be representing and warranting that the foregoing representations and warranties are true as at the Closing Date with the same force and effect as if they had been made by it at the Closing Time.

3. The Corporation represents, warrants and covenants to the undersigned (and acknowledges that the undersigned is relying thereon) that:

     (a) the Corporation and each of its subsidiaries is a valid and subsisting corporation, duly incorporated or amalgamated and in good standing under the laws of its jurisdiction of incorporation;

     (b) the common shares of the Corporation are listed and posted for trading on the National Market System of NASDAQ ("NASDAQ") and, to the best of its knowledge, the Corporation is not in default of any of the listing requirement of NASDAQ;

     (c) the authorized share capital of the Corporation consists of 50,000,000 common shares, of which, as of May 26, 1998, 14,073,401 shares are issued and outstanding as fully paid and non-assessable;

     (d) the common shares of the Corporation are registered under Section 12(g) of the U.S. Securities Exchange Act of 1934, as amended, and the Corporation has filed all material required by Section 13 or 15(d) thereof during the 12 months prior to the Closing Date;

     (e) no person, firm or corporation holds any securities convertible into shares of the Corporation or has any agreement, warrant, option, right or privilege being or capable of becoming an agreement, warrant, option or right for the purchase, subscription or issuance of any unissued securities of the Corporation, except pursuant to this Agreement and, as of June 1, 1998, pursuant to options which are exercisable or exchangable into an aggregate of not more than 2,327,461 common shares of the Corporation, and pursuant to warrants which are exercisable or exchangable into an aggregate of not more than 2,911,052 common shares of the Corporation;

     (f) upon their issuance on the Closing Date, the Common Shares will be validly issued and outstanding as fully paid and non-assessable securities of the Corporation;

     (g) on the Closing Date, the Common Shares will have been conditionally approved for listing and posted for trading on the Exchange, subject to the Corporation fulfilling all requirements of the Exchange in connection therewith;

     (h) the Corporation and each of its subsidiaries has the corporate power and capacity to own and lease its assets and to carry on its business as now conducted by it;

     (i) the Corporation and each of its subsidiaries is conducting its business in material compliance with all applicable laws, rules and regulations of each jurisdiction in which its business is carried on and is duly licensed, registered or qualified in all jurisdictions in which it owns, leases or operates its property or carries on business to enable its business to be carried on as now conducted and its property and assets to be owned, leased and operated and all such licences, registrations and qualifications are valid and subsisting and in good standing, except in respect of matters which do not and will not result in any material adverse change to the business, business prospects or condition (financial or otherwise) of the Corporation and its subsidiaries, on a consolidated basis;

     (j) the audited financial statements of the Corporation for its fiscal period ended December 31, 1997 (the "Corporation's Financial Statements") present fairly the financial position and results of the operations of the Corporation for the periods then ended and the Corporation's Financial Statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis;

     (k) except as publicly disclosed, since December 31, 1997 there has not been any adverse material change of any kind whatsoever in the financial position or condition of the Corporation, or any damage, loss or other change of any kind whatsoever in circumstances materially affecting the business or assets of the Corporation, or the right or capacity of the Corporation to carry on its business;

     (l) there has not been any material change in the capital stock or long-term debt or in the assets, liabilities or obligations (absolute, accrued, contingent or otherwise) of the Corporation, and its subsidiaries, on a consolidated basis, since December 31, 1997 that has not been publicly disclosed;

     (m) there has not been any material change in, and there have been no material facts, transactions, events or occurrences which could materially adversely affect, the business, business prospects, condition (financial or otherwise) or results of the operations of the Corporation, and its subsidiaries, on a consolidated basis, since December 31, 1997 that has not been publicly disclosed;

     (n) except as has been publicly disclosed, since December 31, 1997 the Corporation and each of its subsidiaries has carried on its business in the ordinary course;

     (o) to the best of its knowledge, except as publicly disclosed, there are no actions, suits, judgments, investigations or proceedings of any kind whatsoever outstanding, pending or threatened by or against or affecting the Corporation or its subsidiaries, if any, at law or in equity or before or by any federal, provincial, state, municipal or other governmental department, commission, board, bureau or agency, domestic or foreign, of any kind whatsoever, which will materially adversely affect the business, operations or financial condition of the Corporation, and its subsidiaries, on a consolidated basis, or any of its assets or properties, or which materially adversely affects or may materially adversely affect the distribution of the Purchased Securities or any action taken or to be taken by the Corporation pursuant to or in connection with this Subscription Agreement and, to the best of its knowledge, there is no basis therefor;

     (p) no securities commission or similar regulatory authority in Canada has issued any order preventing or suspending trading in any securities of the Corporation;

     (q) the Corporation will, prior to the Closing Time, fulfil all legal requirements (including, without limitation, compliance with all applicable securities laws) to be fulfilled by the Corporation to enable the Purchased Securities to be offered for sale to the undersigned as contemplated in this Subscription Agreement;

     (r) to the best of its knowledge, the Corporation or, as applicable, each of its subsidiaries, is not in default or breach of, and the execution and delivery of, and the performance of and compliance with the terms of this Subscription Agreement, does not and will not conflict with, or result in any breach of or the acceleration of any indebtedness under, or constitute a default under, and does not and will not create a state of facts which, after notice or lapse of time or both, would result in a breach of or constitute a default under, any term or provision of the memorandum, articles, by-laws or resolutions of the Corporation (including its subsidiaries), or any indenture, contract, agreement (written or oral), instrument, lease or other document, including without limitation the contracts to which the Corporation (including its subsidiaries) is a party or by which it is bound, or any judgment, decree, order, statute, rule or regulation applicable to the Corporation (including its subsidiaries), which default or breach might reasonably be expected to materially adversely affect the business, operations, capital or condition (financial or otherwise) of the Corporation (including its subsidiaries) or its assets or properties;

     (s) the Corporation has full corporate power and authority to enter into this Subscription Agreement and to perform its obligations set out herein and this Subscription Agreement has been duly authorized, executed and delivered by the Corporation and is a legal, valid and binding obligation of the Corporation, enforceable against the Corporation in accordance with its terms except that:

               (i) the enforcement thereof may be limited by bankruptcy, insolvency and other laws affecting the enforcement of creditors' rights generally;

               (ii) equitable remedies including,  without limitation,  specific performance and injunction may be granted only in the discretion of a court; and

               (iii)rights   of   indemnity,    contribution   and   waiver   of
                    contribution may be limited under applicable law;

     (t) there is not, in the constating documents or by-laws of the Corporation or in any agreement, mortgage, note, debenture, indenture or other instrument or document to which the Corporation is a party, any restriction upon or impediment to the declaration or payment of dividends by the Corporation to the holders of its common shares. The representations and warranties of the corporation contained in this Subscription Agreement shall be true at the Closing Time as though they were made at the Closing Time;

     (u) set out in Schedule B hereto is a complete list of all plans and arrangements under which options or other rights to acquire shares have been granted by the Corporation, or under which shares of the Corporation have been reserved for issuance, which, in each case, sets forth the number of shares reserved for issuance under such plan or arrangement and the number of options and/or similar rights outstanding thereunder, in each case as of June 1, 1998;

     (v) the Corporation agrees to file a Form D with respect to the Purchased Securities with the U.S. Securities and Exchange Commission (the "SEC") as required under Regulation D and to provide a copy thereof to the undersigned within fifteen (15) days after the Closing Date. The Corporation shall, on or prior to the Closing Date, take such action as is necessary under all applicable Securities Laws (as defined below) to sell the Purchased Securities to the undersigned in the manner contemplated in this Agreement, and to provide evidence of any such action so taken to the undersigned on or prior to the Closing Date. "Securities Laws" shall mean the securities laws, rules and regulations of Canada, of the United States, and of any state, province or governmental or regulatory authority of Canada or of the United States, including blue sky laws;

     (w) the Corporation shall, for a period of 18 months after the Closing Date, provided that it continues to be a reporting issuer under the applicable securities laws of the United States of America and that the undersigned continues to hold any of the Purchased Securities, timely file all reports required to be filed with all applicable securities regulatory authorities, and the Corporation shall not, during such period, terminate its status as an issuer required to file reports under any applicable Securities Law even if such Securities Law would permit such termination;

     (x) the Corporation shall, for a period of 18 months after the Closing Date, provided that the undersigned continues to hold any of the Purchased Securities and that the Corporation continues to be a reporting issuer under the applicable securities laws of the United States of America, send the following reports to the undersigned: (i) within three (3) business days after the filing with any securities regulatory authority, a copy of each annual, quarterly or other periodic report, each proxy statement and each current report; and
          (ii) within one (1) business day after release, a copy of each press release issued by the Corporation or any of its subsidiaries;

     (y) the Corporation shall, for a period of 18 months after the Closing Date, provided that the Corporation continues to satisfy the listing requirements of the National Market System of NASDAQ and that the undersigned continues to hold any of the Purchased Securities, continue the uninterrupted listing and trading of its common shares on the National Market System of NASDAQ and on any other securities exchange on which any of its securities may be or become listed and traded, and comply in all respects with the Corporation's reporting, filing and other obligations under the By-laws or rules of NASDAQ and any such other securities exchange; and

     (z) the Corporation will use the proceeds of the sale of the Purchased Securities for working capital and/or such other purposes as management or the Board of Directors of the Corporation shall determine.

4. The sale of the Purchased Securities will be completed at the offices of Nida & Maloney, the Corporation's counsel, in Santa Barbara, California at 10:00 a.m. (Pacific daylight time), or such other time as the Corporation and the undersigned may agree upon in writing (the "Closing Time") on June 2, 1998, or such other date as the Corporation and the undersigned may agree upon in writing (the "Closing Date"). The certificate for the Purchased Securities subscribed for by the undersigned hereunder will, on the Closing Date, be issued and registered in the name set out in the Registration Instructions below and will promptly thereafter be delivered in accordance with the Delivery Instructions below.

5. The obligation of the undersigned to complete the subscription contemplated hereby will be subject to and conditional on the fulfilment on or before the Closing Time of the following conditions, compliance with which may be waived in whole or in part by the undersigned, at any time, in its discretion and upon such terms as it may consider appropriate:

     (a) the representations and warranties of the Corporation contained herein will be true at and as of the Closing Time as though such representations and warranties were made again at and as of such time;

     (b) the Corporation will have performed and complied with all covenants, agreements and conditions required hereby to be performed or complied with by the Corporation prior to Closing Time;

     (c) the Purchased Securities will have been approved for listing and trading on the National Market System of NASDAQ, subject only to the filing of all required documents and the payment of the required fees within the times stipulated by NASDAQ;

     (d) no order, judgment, injunction, decree, award or writ of any court, tribunal, arbitrator, governmental agency or other person will have been entered that prohibits or restricts the completion of the subscription or which, in the opinion of the undersigned, acting reasonably, could prevent or restrict any party hereto from performing any of its obligations hereunder;

     (e) the undersigned will have received a favourable written opinion of the Corporation's counsel, dated the Closing Date, substantially in the form attached hereto as Schedule A;

     (f) the purchase by the Corporation of 2,691,904 common shares in the capital of the undersigned, at an aggregate subscription price of Can. $7,187,384, pursuant to a subscription agreement of even date; and

     (g) the execution and delivery of a Strategic Alliance Agreement between the Corporation and the undersigned, in form and substance acceptable to each of them.

6. The obligation of the Corporation to complete the transactions contemplated hereby will be subject to and conditional on the fulfillment on or before the Closing Time of the following conditions, compliance with which may be waived in whole or in part by the Corporation, at any time, in its discretion and upon such terms as it may consider appropriate:

     (a) the representations and warranties of the undersigned contained herein will be true at and as of the Closing Time as though such representations and warranties were made again at and as of such time;

     (b) the undersigned will have performed and complied with all covenants, agreements and conditions required hereby to be performed or compiled with by the undersigned prior to the Closing Time;

     (c) the Purchased Securities will have been approved for listing and trading on the National Market System of NASDAQ, subject only to the filing of all required documents and the payment of the required fees within the times stipulated by NASDAQ;

     (d) no order, judgment, injunction, decree, award or writ of any court, tribunal, arbitrator, governmental agency or other person will have been entered that prohibits or restricts the completion of the subscription or which, in the opinion of the Corporation, acting reasonably, could prevent or restrict any party hereto from performing any of its obligations hereunder;

     (e) the purchase by the Corporation of 2,691,904 common shares in the capital of the undersigned, at an aggregate subscription price of Can. $7,187,384, pursuant to a subscription agreement of even date; and

     (f) the execution and delivery of a Strategic Alliance Agreement between the Corporation and the undersigned, in form and substance acceptable to each of them.

7. The undersigned agrees to deliver to the Corporation, not later than 5:00 p.m. (Pacific daylight time) at least two business days prior to the Closing Date, a certified cheque or bank draft payable to the Corporation or its counsel, Nida & Maloney, in trust, for the aggregate subscription price of the Purchased Securities subscribed for under this Subscription Agreement or payment of the same amount in such other manner as is acceptable to the Corporation.

8. This subscription may be accepted or rejected by the Corporation. Confirmation of acceptance or rejection of a subscription will be forwarded to the undersigned promptly after the acceptance or rejection of the subscription. If this subscription is rejected, the undersigned understands that, if it has delivered a certified cheque or bank draft representing the purchase price of the Purchased Securities subscribed for, such cheque or bank draft will be promptly returned to it without interest.

9. The undersigned agrees to indemnify and hold harmless the Corporation, and its directors, officers, employees, agents, advisors and shareholders, from and against any and all loss, liability, claim, damage and expense whatsoever including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation, administrative proceeding or investigation commenced or threatened or any claim whatsoever arising out of or based upon any representation or warranty of the undersigned contained herein or in any document furnished by the undersigned to the Corporation in connection herewith being untrue in any material respect or any breach or failure by the undersigned to comply with any covenant or agreement made by the undersigned herein or in any document furnished by the undersigned to the Corporation in connection herewith.

10. The Corporation agrees to indemnify and hold harmless the undersigned, and its directors, officers, employees, agents, advisors and shareholders, from and against any and all loss, liability, claim, damage and expense whatsoever including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation, administrative proceeding or investigation commenced or threatened or any claim whatsoever arising out of or based upon any representation or warranty of the Corporation contained herein or in any document furnished by the Corporation to the undersigned in connection herewith being untrue in any material respect or any breach or failure by the Corporation to comply with any covenant or agreement made by the Corporation herein or in any document furnished by the Corporation to the undersigned in connection herewith.

11. Before Closing Time, no party hereto will make any public statement or issue any press release concerning the transactions contemplated herein, except as may be necessary, in the opinion of counsel to the party making such disclosure, to comply with the requirements of any applicable law, order, rule, regulation or published policy of any regulatory authority having jurisdiction. Upon any public statement or release being so required, the party making such disclosure will consult with the other party prior to making any statement or issuing a press release and the parties will use all reasonable efforts, acting expeditiously and in good faith, to agree upon a text for such statement or release which is satisfactory to each of them. If the parties fail to agree upon such text, the party making the disclosure will make only such public statement or release as its counsel advises in writing is legally required to be made.

12. The covenants, representations and warranties contained herein shall survive the closing of the transactions contemplated hereby, notwithstanding any investigation at any time made, or any evidence as to the truth or accuracy thereof at any time accepted, by or on behalf of the other party.

13. The Corporation shall be entitled to rely on delivery of a facsimile copy of this Agreement, and acceptance by the Corporation of such facsimile copy shall be legally effective to create a valid and binding agreement between the undersigned and the Corporation in accordance with the terms hereof.

14. This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of California and the federal laws of the United States applicable therein. This Subscription Agreement is not transferable or assignable by either of the parties hereto. Time shall be of the essence hereof.




          DATED at the City of Vancouver, in the Province of British Columbia this ______ day of June, 1998.


XILLIX TECHNOLOGIES CORP.                         ______________________________
(Name of Subscriber - please print)               Address:

By:/S/
   ------------------------------
   Authorized Signature

_____________________________________             ______________________________
(Official Capacity or Title,- please print)       (Telephone Number)

Registration Instructions:                                Delivery Instructions:

Register the Purchased Securities               Deliver the Purchased Securities
as set forth below:                             as set forth below:


Name                                            Name


Account reference, if applicable                Account reference, if applicable


Address                                         Contact Name


                                                Telephone Number



                                   ACCEPTANCE

                  Miravant  Medical   Technologies   hereby  accepts  the  above
subscription and agrees to be bound by all of the covenants and agreements on its part set forth above as of this _________ day of June, 1998.

                                        MIRAVANT MEDICAL TECHNOLOGIES


                                        Per:/S/
                                            ------------------------------


                                        Per:/S/
                                            ------------------------------







                                   SCHEDULE A

                              FORM OF LEGAL OPINION





                                   SCHEDULE B

                             PLANS AND ARRANGEMENTS